SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 9134 (Amendment No.)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement         [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6 (e) (2))
[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11 (c) or Section
     240.14a-12


                             BRIDGE BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In It Charter)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[_]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

        (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

        (5) Total fee paid:

--------------------------------------------------------------------------------

[_]     Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:
--------------------------------------------------------------------------------

        (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

        (3) Filing Party:
--------------------------------------------------------------------------------

        (4) Date Filed:
--------------------------------------------------------------------------------
NOTES:

                              BRIDGE BANCORP, INC.
                              2200 Montauk Highway
                             Bridgehampton, NY 11932

                            NOTICE OF ANNUAL MEETING


NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders ("Annual Meeting") of Bridge Bancorp, Inc. (the "Company") will be held at The Bridgehampton National Bank, 2200 Montauk Highway, Bridgehampton, New York, on Tuesday, April 14, 1998, at 3:30 p.m., for the purpose of considering and voting on the following matters:

1. The election of four directors to Class 2 of the Company's Board of Directors, each to hold office for a term of two years and until their successors are elected and qualified. The following four persons are the Board of Directors' nominees:

                  Thomas E. Halsey
                  Marcia Z. Hefter
                  Albert E. McCoy
                  Raymond Wesnofske

2. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

The Board of Directors believes that the election of the nominees listed in the attached proxy statement is in the best interests of the Company and its stockholders and unanimously recommends a vote "For" the nominees.

Only those shareholders of record at the close of business on February 27, 1998 shall be entitled to notice of and to vote at the Annual Meeting.

By order of the Board of Directors




Raymond Wesnofske
Chairman


Bridgehampton, New York
March 13, 1998




EACH SHAREHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN THE ENCLOSED PROXY CARD AND RETURN SAME WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE SHAREHOLDERS MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY SHAREHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING.

                                 PROXY STATEMENT


                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 14, 1998



SOLICITATION AND VOTING OF PROXIES

This Proxy Statement is being furnished to shareholders of Bridge Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the Annual Meeting of Shareholders ("Annual Meeting") to be held at The Bridgehampton National Bank, 2200 Montauk Highway, Bridgehampton, New York on April 14, 1998 at 3:30 p.m. or any adjournments thereof. The 1997 Annual Report to Shareholders, including financial statements for the fiscal year ended December 31, 1997, accompanies this Proxy Statement.

Regardless of the number of shares of common stock owned, it is important that shareholders be represented by proxy or be present in person at the Annual Meeting. Shareholders are requested to vote by completing the enclosed proxy and returning it signed and dated in the enclosed postage-paid envelope. Shareholders should indicate their votes in the spaces provided on the proxy. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted FOR the election of the nominees specified in this proxy statement.

The Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting or any adjournments thereof.

A proxy may be revoked at any time prior to its exercise by the filing of written revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting, filing a revocation with the Secretary and voting in person.

The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, proxies may also be solicited personally or by telephone or facsimile by directors, officers and employees of the Company, without additional compensation therefor.

This Proxy Statement and the accompanying Proxy are being mailed to shareholders on or about March 13, 1998.

VOTING SECURITIES

The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ( the "Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting. The close of business on February 27, 1998 has been fixed by the Board of Directors as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at this Annual Meeting or any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 1,407,999 shares.

BENEFICIAL OWNERSHIP

As of December 31, 1997, no person was known by the Board of Directors to be the beneficial owner of more than five percent of the Company's outstanding common stock.



ITEM 1: - ELECTION  OF  DIRECTORS  &  INFORMATION  WITH  RESPECT TO  DIRECTORS &
OFFICERS

The Bylaws of the Company provide that the Board of Directors shall consist of not less than five nor more than twenty-five shareholders, the exact number to be fixed and determined from time to time by resolution of a majority of the full Board of Directors or by resolution of the shareholders at any annual or special meeting thereof. Pursuant to this provision, the Board unanimously adopted a resolution setting the number of directors at eight. The Bylaws further provide that the directors shall be divided into two classes with a two year term of office for each class expiring at the end of consecutive years. Only Class 2 of the Board of Directors will be elected at this year's meeting.

The Board of Directors has nominated the four persons named in this Proxy Statement. Each of these nominees has consented to be named and to serve if elected, and the Board knows of no reason to believe that any nominee will decline or be unable to serve, if elected. In the event any nominee is unable to serve or for good cause will not serve, it is intended that the proxies which would have been voted for such nominee will be voted for a successor nominee to be designated by the Board of Directors.

REQUIRED VOTE

The approval by the affirmative votes of the holders of a plurality of the shares present, or represented, and entitled to vote is required to approve the election of directors.


The following information is provided with respect to each nominee for director and each present director whose term of office extends beyond the date of the Annual Meeting.

NOMINEES FOR DIRECTOR AND DIRECTORS CONTINUING IN OFFICE

                                                                                                       Shares of Common Stock
                                                                                                       of the Company
                                                                                                       Beneficially Owned as of
                                                                                                       December 31, 1997<F1>
                                                                                                       -------------------------
                                              Principal Occupation                 Director of the
Name and Age                                  for Past Five Years                   Company Since       No. of Shares        Percent
------------------------------------------------------------------------------------------------------------------------------------
Nominees for Director:
----------------------
Class 2 (term expiring in 2000)

Thomas E. Halsey                               Owner-Holly Hill                          1969             15,360 <F2>            1.1
Age 58                                         Nursery

Marcia Z. Hefter                               Partner-Esseks, Hefter                    1988              6,090 <F3>            0.4
Age 54                                         & Angel, Attorneys

Albert E. McCoy                                Vice-President-W.F. McCoy                 1982             45,873 <F4>            3.3
Age 63                                         Petroleum Products, Inc;
                                               President-McCoy Bus Co., Inc.

Raymond Wesnofske                              Chairman of the Board of                  1970             37,197 <F5>            2.6
Age 60                                         the Company & the Bank

Directors Continuing in Office:
-------------------------------
Class 1 (term expiring in 1999)

R. Timothy Maran                               President-Maran, DeBaun,                  1980             23,850 <F6>            1.7
Age 56                                         Cruise & Simonson
                                               Insurance Brokers

Walter A. Preische, Jr.                        President-Markowitz, Preische             1994              3,170 <F7>            0.3
Age 62                                         & Stevens, P.C., Certified
                                               Public Accountants

L.H. Strickland                                Vice Chairman of the Board                1970              4,509 <F8>            0.3
Age 65                                         of the Company & the Bank;
                                               President & Director-Peter Lyle,
                                               Inc., Financial Services

Thomas J. Tobin                                President & Chief Executive               1986             14,699 <F9>            0.8
Age 53                                         Officer of the Company &
                                               the Bank

                                       -3-


SHARES BENEFICIALLY OWNED BY OTHER EXECUTIVE OFFICERS AND ALL
DIRECTORS AND OFFICERS AS A GROUP

Name, Age and Position with Company                            No. of Shares                    Percent
-----------------------------------                            -------------                    -------
Anthony Leone, Age 50                                           6,491  <F10>                      0.5
         Senior Vice President of the
         Company and the Bank; Secretary
         of the Company; Chief Banking
         Officer of the Bank

Christopher Becker, Age 32                                      3,151  <F11>                      0.2
         Senior Vice President of the
         Company and the Bank; Treasurer
         of the Company; Chief Financial
         Officer of the Bank

All 10 Director Nominees, Continuing
Directors and Executive Officers as a Group                   160,390  <F12>                     11.4



                                       -4-

NOTES

<F1>
Beneficial ownership of shares, as determined in accordance with applicable Securities and Exchange Commission rules, includes shares as to which a person directly or indirectly has or shares voting power and/or investment power (which includes the power to dispose) and all shares which the person has a right to acquire within 60 days of the reporting date. Except as otherwise indicated, for all securities listed the director has sole voting and investment power.

<F2>
Including 5,556 shares in the name of Dorothy E. Halsey, Mr. Halsey's wife; 825 shares in the name of Adam T. Halsey, Mr. Halsey's son and 705 shares in the name of Jocelyn M. Halsey-Armuswicz, Mr. Halsey's daughter.

<F3>
Including 2,340 shares in a retirement trust for Robert J. Hefter, Mrs. Hefter's husband; 750 shares in a retirement trust for Mrs. Hefter; 300 shares in the name of Jason Hefter, Mrs. Hefter's son; and 300 shares in the name of Michele Hefter, Mrs. Hefter's daughter.

<F4>
Including 22,191 shares in the name of Margaret F. McCoy, Mr. McCoy's wife.

<F5>
Including 9,288 shares in the name of Lynn Wesnofske, Mr. Wesnofske's wife.

<F6>
Including 1,119 shares in the name of Cynthia H. Maran, Mr. Maran's wife, 1,920 shares in the name of R. Timothy Maran, Jr., Mr. Maran's son; 2,316 shares for the individual retirement account of Cynthia H. Maran, Mr. Maran's wife; 4,524 shares of the individual retirement account of Mr. Maran; 4,812 shares in the name of J.C. Maran, R.T. Maran and T. Maran, Trustees under the will of R. Maran, deceased. Mr. Maran is a primary beneficiary of such trust and shares voting and investment powers under the trust; and 3,600 shares in the name of Meschutt Maran Agency, Inc., a corporation of which Mr. Maran is a minority shareholder and shares voting and investment powers.

<F7>
Including 1,670 shares in the name of Markowitz, Preische & Stevens, P.C., Profit Sharing Plan. Mr. Preische is one of two trustees and shares voting and investment powers.

<F8>
Including 3,489 shares in the name of Peter Lyle, Inc. for the benefit of L.H. Strickland. Mr. Strickland is the sole shareholder of such corporation.

<F9>
Including options to purchase 3,000 shares previously granted to Mr. Tobin under the Company's Equity Incentive Plan, 11,444 shares held in joint tenancy with his wife, Janet B. Tobin; 108 shares in the name of Janet Colleen Tobin, Mr. Tobin's daughter and 147 shares in the name of Patrick Thomas Tobin, Mr. Tobin's son.

<F10>
Including options to purchase 2,250 shares previously granted to Mr. Leone under the Company's Equity Incentive Plan, 150 shares in the name of Angela Leone, Mr. Leone's wife, 50 shares in the name of Anthony Leone, Jr., Mr. Leone's son, 45 shares in the name of Frank Leone, Mr. Leone's son, 45 shares in the name of Denise Leone, Mr. Leone's daughter, and 45 shares in the name of Alissa Leone, Mr. Leone's daughter.

<F11>
Including options to purchase 2,250 shares previously granted to Mr. Becker under the Company's Equity Incentive Plan.

<F12>
Including options to purchase 7,500 shares previously granted to the named Executive Officers under the Company's Equity Incentive Plan

BOARD COMMITTEES

The Company's Board of Directors does not have a nominating committee (or a committee performing similar functions), but does have Audit and Personnel
Committees as follows:


                           Number of Meetings
Committee Members          Past Fiscal Year            Committee Functions
--------------------------------------------------------------------------------------------------------------------
Audit:
Thomas E. Halsey                4                Monitor compliance with law and rules,
Walter A. Preische, Jr.                          review and make recommendations with
L.H. Strickland                                  respect to reports of internal auditor and
                                                 independent certified public accountants.

Personnel:
Marcia Z. Hefter                4               Recommend salary increases, changes
R. Timothy Maran                                in employee benefits and management
Thomas J. Tobin                                 changes.
Raymond Wesnofske


The Board of Directors met 12 times during  fiscal year ended  December
31, 1997. Each of the directors of the Company attended at least 75% of the total number of meetings of the Board and committees thereof.


COMPENSATION OF DIRECTORS

All of the members of the Board of Directors of the Company also serve on the Board of the Bank. Directors of the Company are not compensated separately in any way for their services as members of the Board of Directors of the Company. The Board of Directors of the Bank currently holds 12 regular monthly meetings a year and such special meetings as deemed advisable to review significant matters. Each member of the Board of Directors, except Mr. Tobin, receives an annual fee of $5,000. The Chairman of the Board of Directors receives an additional $2,500 annually. All Directors are compensated $500 for each meeting of the Board of Directors. Directors who are members of the asset and liability committee, classification committee, audit committee and loan committee are compensated $300 per meeting. Directors are compensated $150 for all other committee meetings.

COMPENSATION OF EXECUTIVE OFFICERS

The following table sets forth information concerning compensation and compensatory awards received the last three years by the Chief Executive Officer and each other executive officer of the Bank whose cash compensation, including salary and bonus, exceeded $100,000 in 1997. The officers of the Company are not compensated separately in any way for their services.

                                                SUMMARY COMPENSATION TABLE
                                                --------------------------

                                                                                    Long-Term Compensation
                                      Annual Compensation                         Awards              Payouts
                           -----------------------------------------       --------------------------------------


         (a)              (b)       (c)          (d)            (e)          (f)           (g)            (h)          (i)
                                                               Other                                                   All
                                                               Annual     Restricted     Options/                     Other
Name and                                                      Compen-       Stock          SARs <F4>     LTIP         Compen-
Principal Position       Year     Salary <F1>   Bonus         sation <F2>   Awards <F3>  (shares)       Payouts <F5>  sation <F6>
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Tobin          1997     $178,783     $43,750          $0          $3,355         3,000          $0          $14,750
President & Chief        1996      177,958      33,000           0             0             0             0           14,750
Executive Officer of     1995      154,939      32,000           0             0             0             0           10,000
the Company and the
Bank

Anthony Leone            1997     $105,996     $23,950           0           2,928         2,250           0            3,718
Senior Vice President    1996      106,908      18,600           0             0             0             0            3,540
of the Company and       1995       98,931      16,290           0             0             0             0              0
the Bank, Secretary
of the Company and
Chief Banking
Officer of the Bank

Christopher Becker       1997     $82,992      $18,750           0             0           2,250           0              862
Senior Vice President    1996      77,659       13,640           0             0             0             0            2,566
of the Company and       1995      67,960       12,400           0             0             0             0              0
the Bank, Treasurer
of the Company and
Chief Financial
Officer of the Bank






                                       -7-




NOTES TO SUMMARY COMPENSATION TABLE

<F1>
Includes salary deferred at the election of the named executive officer (such as deferred salary under the Company's 401(k) Plan) and all directors' fees from the Bank, whether paid or deferred. Salary deferrals under the 401(k) Plan in 1997 were $ 9,500 for Mr. Tobin, $7,437 for Mr. Leone, and $1,724 for Mr. Becker, respectively.

<F2>
The Company has no "other annual compensation" as defined in the Securities and Exchange Commission rules.

<F3>
Represents the dollar value of shares of restricted stock granted to the named executive officer for the year in question, calculated by multiplying the closing market price of the Company's Common Stock on the date of the grant by the number of shares awarded. Generally, shares of restricted stock granted under the Company's compensatory stock plans carry the same dividend rights as unrestricted shares of Common Stock from the date of the grant. As of year-end 1997, the total market value of restricted stock held by executive officers Tobin and Leone was $8250 and $7200, respectively, based on the year-end market price for Common Stock of $50.00 per share. Mr. Becker held no restricted stock as of year end December 31, 1997.

<F4>
Represents total number of shares subject to options granted to the named executive officers. No options granted to the named executive officers have been accompanied by stock appreciation rights ("SARs").

<F5>
The Company has no "long-term incentive plans" as defined in the Securities and Exchange Commission rules.

<F6>
Includes, among other things, any Company contributions on behalf of the named executive officer to the 401(k) Plan and specified premiums paid by the Company on certain insurance arrangements on behalf of the executive officer. Listed amounts for 1997 include 401(k) Plan contributions by the Company on behalf of executive officers Tobin, Leone and Becker of $4,750, $3,718 and $862, respectively; and the following insurance premiums paid by the Company on behalf of Mr. Tobin: $6,719 in premiums paid on a supplemental retirement policy and $3,281 in premiums paid on a disability policy.


The following table sets forth information concerning stock options granted for 1997 to the executive officers named in the Summary Compensation Table on Page
7.


                          Options Grants/SARs in Last Fiscal Year
                          ---------------------------------------

                       Number of        % of Total
                      Securities       Options/SARs     Exercise
                      Underlying        Granted to       or Base
                     Options/SARs      Employees in       Price       Expiration
Name                    Granted         Fiscal Year  (dollars/share)     Date
--------------------------------------------------------------------------------
Thomas J. Tobin          3,000             20.8%         $20.33         1/13/07

Anthony Leone            2,250             15.6%         $20.33         1/13/07

Christopher Becker       2,250             15.6%         $20.33         1/13/07


The following table sets forth information concerning all stock options that were either exercised in 1997 or held at year-end 1997 by the named executive officers in the Summary Compensation Table on Page 7.

                                 Aggregated Option/SARs Exercises in the Last Fiscal Year
                                              and Year-End Option/SARs Values
------------------------------------------------------------------------------------------------------------------
          (a)                  (b)                        (c)                  (d)                  (e)
                                                                           Number of       Value of Unexercised
                                                                           Unexercised         In-the -Money
                                                                        Options/SARs at       Options/SARs at
                      Option Exercises in 1997                          December 31, 1997   December 31,1997<F1>
                       Shares Acquired on                                 (Exercisable/        (Exercisable/
                            Exercise                Value Realized       Unexercisable)       Unexercisable)
Name                        (shares)                   (dollars)            (shares)             (dollars)
-------------------------------------------------------------------------------------------------------------------


Thomas J. Tobin                 0                          0                E - 3,000             E-$89,010
                                                                            U - 0                 U - 0

Anthony Leone                   0                          0                E - 2,250             E- $66,758
                                                                            U - 0                 U - 0

Christopher Becker              0                          0                E - 2,250             E- $66,758
                                                                            U - 0                 U - 0
------------------------

<F1>
Calculated based on the fair market value of the Company's Common Stock on December 31, 1997 ($50.00 per share) minus the exercise price.

EMPLOYMENT CONTRACT AND SEVERANCE AGREEMENTS


The Company and Mr. Tobin are parties to an employment agreement. In addition, the Company is a party to a severance agreement with Mr. Leone and Mr. Becker.

Mr. Tobin has an employment agreement with the Company and the Bank pursuant to which he is employed in the position of President and Chief Executive Officer of both the Company and the Bank. The contract has a term of five years commencing January 1, 1998 until December 31, 2002 and is renewable for one additional year each subsequent January 1, during the term of the agreement. Under the agreement, in the event Mr. Tobin's employment is terminated following a change in control of the Company, he is entitled to receive a severance payment equal to 2.99 times the sum of his current base salary, plus the amount of bonuses paid to him during the 12 months preceding the change in control. The agreement provides that Mr. Tobin shall not have any right to receive a "parachute payment" within the meaning of Section 280G of the Internal Revenue Code.

The severance agreements are effective upon any change in control of the Company and each has a term of two years. Change in control means the acquisition by any person or group of persons each acting in concert with the power to vote 51 percent of the Company's common stock. The agreement provides for the continued payment of Mr. Leone and Mr. Becker's salaries for two years from the date of any change in control in the event he is discharged by the Company for reasons other than cause, or in the event he resigns from the Company as a result of his place of employment being changed from the Towns of Southampton, East Hampton, Shelter Island, Southold or Riverhead, New York, or his current responsibilities as an officer being substantially changed following a change in control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain directors and executive officers and related parties, including their immediate families and companies in which they are principal owners, were loan customers of the Bank during 1997. Such loans are made in the ordinary course of business at normal credit terms, including interest rate and security, and do not represent more than a normal risk of collection. No such loan was classified by the Bank as of December 31, 1997 as a non-accrual, past due, restructured or potential problem loan.

Outside of normal customer relationships, none of the directors of the Company or their associates currently maintains or has maintained within the past 12 months any significant business relationships or had any related party transaction with the Company or the Bank other than such as arises by virtue of their position or ownership interest in the Company or other than such as arises by virtue of their position with the Bank.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Under the securities laws of the United States, the Company's directors, its executive and certain other officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their ownership of the Company's Common Stock and any changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file by these dates during 1997. During 1997, all of these filing requirements were satisfied. In making these statements, the Company has relied solely on the written representations of the incumbent directors and officers and copies of the reports which they have filed with the Commission.

ITEM 2:  - OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors does not intend to present to the meeting any other business not provided for in the notice of meeting, and it has not been informed of any business intended to be presented by others. Should any other matters, however, properly come before the meeting, the persons named in the enclosed Proxy will take action and vote proxies in accordance with their judgment on such matters.

Action may be taken on the business to be transacted at the meeting on the date specified in the notice of meeting or on any date or dates to which such meeting may be adjourned.


STOCKHOLDER PROPOSALS

If stockholders' proposals are to be considered for inclusion in the Company's Proxy Statement for the annual meeting of the Company's stockholders to be held in April, 1999, such proposals must be submitted on a timely basis and the proposals and proponents thereof otherwise must meet the requirements established by the Securities and Exchange Commission for stockholders' proposals. Proposals for the annual meeting of Stockholders to be held in 1999 must be received by the Company at its principal executive office no later than November 11, 1998. Any such proposals, together with supporting statements, should be directed to the Secretary of the Company.





INDEPENDENT ACCOUNTANTS

Arthur Andersen LLP, Certified Public Accountants, were the independent auditors of the Company for the year ended December 31, 1997, and have been selected to serve as auditors for 1998. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting with an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions from stockholders.

Whether you intend to be present at this meeting or not, you are urged to return your signed proxy promptly.

Your continued interest in and support of the Company is sincerely appreciated.


By Order of the Board of Directors




Raymond Wesnofske
Chairman


Bridgehampton, New York
March 13, 1998

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                              BRIDGE BANCORP, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                            To Be Held April 14, 1998


The undersigned hereby appoints Michelle Dosch, Maureen P. Mougios and Kim Romano as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below all the shares of common stock of Bridge Bancorp, Inc. held of record by the undersigned on February 27, 1998 at the Annual Meeting of Shareholders to be held April 14, 1998 or any adjournments thereof.


1.  ELECTION OF DIRECTORS

    FOR all nominees listed below    [  ]     WITHHOLD AUTHORITY to vote    [  ]

   (Except as Marked to the Contrary Below)        For all Nominees Listed Below

Thomas E. Halsey     Marcia Z. Hefter     Albert E. McCoy      Raymond Wesnofske


     (INSTRUCTION:  To withhold au thority to vote for any  individual  strike a line through that nominee's name in the list above).


2.  OTHER BUSINESS

          In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


The Board of Directors believes that the election of the nominees listed is in the best interests of the Company and its stockholders and unanimously recommends a vote "FOR" the nominees.


This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the nominees.


Please sign exactly as name appears on the stock certificate. When shares are held by joints tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.



Dated: ----------------, 1998              -------------------------------------
                                           Signature


                                           -------------------------------------
                                           Signature If Held Jointly




PLEASE  MARK,  SIGN,  DATE AND  RETURN  THE PROXY  PROMPTLY  USING THE  ENCLOSED
ENVELOPE.